Exhibit 99.1

PRESS RELEASE

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com
For immediate release:
Contact:
Shawn Roberts
TSYS Investor Relations
+1.706.644.6081
shawnroberts@tsys.com
TSYS Provides 2011 Guidance of 9% — 11% EPS Growth and
Reports 2010 Fourth Quarter and Full Year Financial Results
Columbus, Ga., January 25, 2011 — TSYS (NYSE: TSS) today reported results for the fourth quarter and full-year of 2010 that were in-line with consensus estimates for earnings per share (EPS).
For the fourth quarter, total revenues were $440.0 million, an increase of 1.7% over 2009. Basic EPS from continuing operations were $0.24, down $0.07 or 20.9%. Excluding termination fees in the fourth quarter of 2009, total revenues were up 6.0% and basic EPS from continuing operations were down 3.2%.
For the year 2010, total revenues were $1.7 billion, up 2.4% over 2009. Basic EPS from continuing operations were $1.00, down $0.12 or 10.7%. Excluding termination fees in 2009 and 2010, total revenues were up 3.0% and basic EPS from continuing operations were down 9.1%.
TSYS’ 2011 guidance includes revenues before reimbursable growth of 3% — 5% and basic EPS from continuing operations growth of 9% — 11%.
“While 2010 was a very challenging year, we are pleased to have met the high end range of our guidance for net income and EPS for the year. We continued to see growth in transactions in our card issuing services and merchant business for the fourth quarter that resulted in organic revenue growth of 4.0% and same client issuer transactions increased 5.3% for the year. Including the acquisition of TSYS Merchant Solutions (formerly First National Merchant Solutions), revenues from our Merchant Segment rose from 19% to 27% of consolidated total revenues. We believe this diversification will contribute to our growth and benefit our margins in the future,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.
“Our guidance for 2011 reflects our renewed enthusiasm for growth in all of our business segments. Excluding the termination fees in 2010, our 2011 guidance for revenues before reimbursable items are projected to be up 6% — 8%, and net income from continuing operations is projected to be up 20% — 22%,” said Tomlinson.

PRESS RELEASE
TSYS’ guidance for 2011 is as follows:

	2011 Guidance
	Range
	(in millions, except per			Percent
	share amounts)			Change
Total revenues	$1,748	to	$1,788	2%	to	4%
Reimbursable items	$260	to	$267	(5%)	to	(3%)
Revenues before reimbursable items	$1,488	to	$1,521	3%	to	5%
Income from continuing operations	$211	to	$216	7%	to	9%
EPS from continuing operations	$1.09	to	$1.11	9%*	to	11%*
Average Shares Outstanding	194.5

NOTE: * Denotes rounding
Conference Call
TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 25. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.
Non-GAAP Measures
This press release and the financial highlights section of this release contain the non-GAAP financial measures of revenues and basic EPS excluding revenues from termination fees and the impact of revenues and operating results on a constant currency basis, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.
Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 11 and 12 of this release.
About TSYS
TSYS (NYSE: TSS) is reshaping a new era in digital commerce, connecting consumers, merchants, financial institutions, businesses and governments. Through unmatched customer service and industry insight, TSYS creates a better experience for buyers and sellers globally, supporting cross-border payments in more than 85 countries. Offering services in credit, debit, prepaid, mobile, chip, healthcare, installments, money transfer and more, TSYS makes it possible for those in the global marketplace to conduct safe and secure payment transactions with trust and convenience.

PRESS RELEASE
TSYS’ global headquarters are located in Columbus, Georgia, with other local offices spread across the Americas, EMEA and Asia-Pacific. TSYS serves approximately 400 clients in 85 countries, including relationships with more than half of the Top 20 international banks. For more information, please visit us at www.tsys.com.
Forward-Looking Statements
This press release contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding TSYS’ belief about the positive impact of diversification and TSYS’ earnings guidance for 2011 total revenues, revenues before reimbursable items, income from continuing operations and EPS from continuing operations, and the assumptions underlying such statements including, with respect to TSYS’ earnings guidance for 2011: (1) the economy will not worsen during 2011; (2) there will be no deconversions of large clients during the year; (3) there will be no significant movement in foreign currency exchange rates related to TSYS’ business during 2011; (4) TSYS will not incur significant expenses associated with the conversion of new large clients or acquisitions, or any significant impairment of goodwill or other intangibles; and (5) there will be no significant movements in LIBOR, and no significant draws on the remaining balance of TSYS’ revolving credit facility. These statements are based on the current beliefs and expectations of TSYS’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: (1) one or more of the assumptions set forth above upon which TSYS’ 2011 earnings guidance is based is inaccurate; (2) adverse developments with respect to entering into contracts with new clients and retaining current clients; (3) continued consolidation and turmoil in the financial services and other industries during 2011, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; (4) TSYS is unable to control expenses and increase market share both domestically and internationally; (5) TSYS is unable to manage the impact of slowing economic conditions and consumer spending; (6) the material breach of security of any of TSYS’ systems; (7) the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; (8) the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on TSYS and on our clients; (9) changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; (10) the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; (11) adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and (12) internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are

PRESS RELEASE
based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
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TSYS Announces 2010 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Total revenues	$439,991	432,529	1.7%	$1,717,577	1,677,483	2.4%

Cost of services	311,901	294,403	5.9	1,201,012	1,149,883	4.4
Selling, general and administrative expenses	57,116	44,218	29.2	207,136	183,574	12.8

Operating income	70,974	93,908	(24.4)	309,429	344,026	(10.1)

Nonoperating income (expenses)	(215)	(279)	nm	(1,617)	(3,441)	nm

Income from continuing operations before income taxes, noncontrolling interests and equity in income of equity investments	70,759	93,629	(24.4)	307,812	340,585	(9.6)
Income taxes	21,840	33,002	(33.8)	106,088	121,850	(12.9)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	48,919	60,627	(19.3)	201,724	218,735	(7.8)
Equity in income of equity investments	2,780	2,694	3.2	7,142	6,985	2.2

Income from continuing operations, net of tax	51,699	63,321	(18.4)	208,866	225,720	(7.5)
Loss from discontinued operations, net of tax	(82)	(429)	80.9	(3,245)	(6,544)	nm

Net income	51,617	62,892	(17.9)	205,621	219,176	(6.2)
Net income attributable to noncontrolling interests	(4,444)	(2,678)	nm	(11,674)	(3,963)	nm

Net income attributable to TSYS common shareholders	$47,173	60,214	(21.7)%	$193,947	215,213	(9.9)%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.24	0.31	(20.9)%	$1.00	1.12	(10.7)%

Loss from discontinued operations to TSYS common shareholders*	(0.00)	(0.00)	nm	(0.02)	(0.03)	nm

Net income attributable to TSYS common shareholders*	$0.24	0.31	(20.5)%	$0.99	1.09	(9.5)%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.24	0.31	(20.9)%	$1.00	1.12	(10.8)%

Loss from discontinued operations to TSYS common shareholders*	(0.00)	(0.00)	nm	(0.02)	(0.03)	nm

Net income attributable to TSYS common shareholders*	$0.24	0.31	(20.5)%	$0.99	1.09	(9.6)%

Dividends declared per share	$0.07	0.07		$0.28	0.28

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$47,255	60,643	(22.1)%	$197,192	221,757	(11.1)%
(Loss) income from discontinued operations, net of tax	(82)	(429)	nm	(3,245)	(6,544)	nm

Net income	$47,173	60,214	(21.7)%	$193,947	215,213	(9.9)%

nm = not meaningful

*	Basic and diluted EPS amounts for continuing operations and net income do not total due to rounding.

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TSYS Announces 2010 Earnings

TSYS
Earnings Per Share
(unaudited)
(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic Earnings per share:
Net income	$47,173		60,214		$193,947		$215,213
Less income allocated to nonvested awards	(221)	221	(413)	413	(959)	959	(1,644)	1,644

Net income allocated to common stock for EPS calculation (a)	$46,952	221	59,801	413	$192,988	959	$213,569	1,644

Average common shares outstanding (b)	193,352	914	195,835	1,356	195,378	975	195,623	1,511

Average common shares and participating securities	194,266		197,191		196,353		197,134

Basic Earnings per share (a)/(b)	$0.24	0.24	0.31	0.30	$0.99	0.98	$1.09	1.09

Diluted Earnings per share:
Net income	$47,173		60,214		$193,947		$215,213
Less income allocated to nonvested awards	(221)	221	(413)	413	(959)	959	(1,644)	1,644

Net income allocated to common stock for EPS calculation (c)	$46,952	221	59,801	413	$192,988	959	$213,569	1,644

Average common shares outstanding	193,352	914	195,835	1,356	195,378	975	195,623	1,511
Increase due to assumed issuance of shares related to common equivalent shares outstanding	214		63		193		63

Average common and common equivalent shares outstanding (d)	193,566	914	195,898	1,356	195,571	975	195,686	1,511

Average common and common equivalent shares and participating securities	194,480		197,254		196,546		197,197

Diluted Earnings per share (c)/(d)	$0.24	0.24	0.31	0.30	$0.99	0.98	$1.09	1.09

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TSYS Announces 2010 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2010	2009	$	%	2010	2009	$	%
Revenues before reimbursable items
North America Services	$198,742	214,027	(15,285)	(7.1)%	809,012	880,668	(71,656)	(8.1)%
International Services	88,547	96,264	(7,717)	(8.0)%	321,846	322,697	(851)	(0.3)%
Merchant Services	93,482	56,365	37,117	65.9%	337,178	232,262	104,916	45.2%
Intersegment revenues	(6,927)	(6,216)	(711)	11.4%	(25,600)	(28,322)	2,722	(9.6)%

Revenues before reimbursable items from external customers	$373,844	360,440	13,404	3.7%	1,442,436	1,407,305	35,131	2.5%

Total revenues
North America Services	$233,960	253,579	(19,619)	(7.7)%	956,546	1,048,933	(92,387)	(8.8)%
International Services	92,248	101,350	(9,102)	(9.0)%	334,954	337,757	(2,803)	(0.8)%
Merchant Services	122,519	85,654	36,865	43.0%	458,921	327,055	131,866	40.3%
Intersegment revenues	(8,736)	(8,054)	(682)	8.5%	(32,844)	(36,262)	3,418	(9.4)%

Revenues from external customers	$439,991	432,529	7,462	1.7%	1,717,577	1,677,483	40,094	2.4%

Depreciation and amortization
North America Services	$20,017	20,359	(342)	(1.7)%	78,834	84,577	(5,743)	(6.8)%
International Services	13,457	9,082	4,375	48.2%	40,792	34,791	6,001	17.2%
Merchant Services	9,782	8,423	1,359	16.1%	40,298	32,590	7,708	23.7%
Corporate Admin	748	1,046	(298)	(28.5)%	3,003	3,690	(687)	(18.6)%

Total depreciation and amortization	$44,004	38,910	5,094	13.1%	162,927	155,648	7,279	4.7%

Segment operating income
North America Services	$56,339	71,184	(14,845)	(20.9)%	244,989	285,409	(40,420)	(14.2)%
International Services	7,429	21,240	(13,811)	(65.0)%	42,689	57,654	(14,965)	(26.0)%
Merchant Services	29,782	19,457	10,325	53.1%	102,444	71,438	31,006	43.4%
Corporate Admin	(22,576)	(17,973)	(4,603)	25.6%	(80,693)	(70,475)	(10,218)	14.5%

Operating income	$70,974	93,908	(22,934)	(24.4)%	309,429	344,026	(34,597)	(10.1)%

Other:
Reimbursable items:
North America Services	$35,219	39,552	(4,333)	(11.0)%	147,534	168,264	(20,730)	(12.3)%
International Services	3,701	5,087	(1,386)	(27.2)%	13,108	15,060	(1,952)	(13.0)%
Merchant Services	29,036	29,288	(252)	(0.9)%	121,743	94,794	26,949	28.4%
Intersegment revenues	(1,809)	(1,838)	29	(1.6)%	(7,244)	(7,940)	696	(8.8)%

Reimbursable items	$66,147	72,089	(5,942)	(8.2)%	275,141	270,178	4,963	1.8%

Volumes:
FTEs (continuing operations)
North America Services					4,296	4,726	(430)	(9.1)%
International Services					2,043	1,805	238	13.2%
Merchant Services					1,115	726	389	53.6%
Corporate Admin					334	322	12	3.7%

FTEs					7,788	7,579	209	2.8%

	At		Change
	12/31/2010	12/31/2009	$	%

Total assets (in thousands)
North America Services	$1,647,980	1,535,129	112,851	7.4%
International Services	408,880	379,606	29,274	7.7%
Merchant Services	461,050	215,855	245,195	113.6%
Intersegment assets	(550,251)	(419,636)	(130,615)	31.1%

Total assets	$1,967,659	1,710,954	256,705	15.0%

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2010	2009	Inc(Dec)%		2010	2009	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					296.7	305.2	(8.6)	(2.8)%
Transactions (in millions)	1,730.6	1,577.8	152.8	9.7%	6,410.6	6,136.9	273.6	4.5%

International Segment:
AOF (in millions)					46.3	39.5	6.8	17.1%
Transactions (in millions)	357.9	317.3	40.6	12.8%	1,259.9	1,136.0	123.9	10.9%
Certain amounts have been reclassified to conform with the presentation adopted in 2010.
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TSYS Announces 2010 Earnings

TSYS
Balance Sheet
(in thousands)

	Dec 31, 2010	Dec 31, 2009
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$394,795	450,254
Restricted cash	434	46,190
Accounts receivable, net	238,283	231,162
Deferred income tax assets	11,403	11,302
Prepaid expenses and other current assets	92,296	68,527
Assets of discontinued operations	—	3,461

Total current assets	737,211	810,896
Property and equipment, net	300,102	289,069
Computer software, net	246,424	196,764
Contract acquisition costs, net	166,251	128,038
Goodwill	320,399	165,896
Equity investments, net	77,127	75,495
Other intangible assets, net	83,118	14,132
Other assets	37,027	27,940
Assets of discontinued operations	—	2,724

Total assets	$1,967,659	1,710,954

Liabilities
Current liabilities:
Current portion of notes payable	$14,845	6,988
Accrued salaries and employee benefits	27,414	32,231
Accounts payable	36,068	21,487
Current portion of obligations under capital leases	13,191	6,289
Other current liabilities	108,119	152,742
Current liabilities of discontinued operations	—	1,042

Total current liabilities	199,637	220,779
Notes payable, excluding current portion	219,416	192,367
Deferred income tax liabilities	60,865	47,162
Obligations under capital leases, excluding current portion	30,573	12,756
Other long-term liabilities	53,363	48,443

Total liabilities	563,854	521,507

Redeemable noncontrolling interest	146,000	—

Equity
Shareholders’ equity:
Common stock	20,133	20,086
Additional paid-in capital	119,722	139,742
Accumulated other comprehensive income, net	(2,585)	5,673
Treasury stock	(115,449)	(69,950)
Retained earnings	1,219,303	1,080,250

Total shareholders’ equity	1,241,124	1,175,801

Noncontrolling interests in consolidated subsidiaries	16,681	13,646

Total equity	1,257,805	1,189,447

Total liabilities and equity	$1,967,659	1,710,954

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TSYS Announces 2010 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Twelve Months Ended December 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$205,621	219,176
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(7,142)	(6,985)
Dividends received from equity investments	6,572	4,942
Net loss (gain) on currency translation adjustments	162	2,607
Depreciation and amortization	163,111	156,471
Amortization of debt issuance costs	154	154
Share-based compensation	15,832	16,128
Excess tax benefit from share-based payment arrangements	(111)	(6)
Provisions for bad debt expense and billing adjustments	(798)	6,381
Charges for transaction processing provisions	3,891	6,556
Deferred income tax benefit	13,616	(3,864)
(Gain) loss on disposal of equipment, net	145	375
Loss on disposal of subsidiary	1,591	5,713
Changes in operating assets and liabilities:
Accounts receivable	(7,138)	10,807
Prepaid expenses, other current assets and other long-term assets	(16,579)	27,893
Accounts payable	13,916	(11,883)
Accrued salaries and employee benefits	(21,965)	(11,697)
Other current liabilities and other long-term liabilities	18,282	368

Net cash provided by operating activities	389,160	423,136

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(46,547)	(34,017)
Additions to licensed computer software from vendors	(69,826)	(20,059)
Additions to internally developed computer software	(25,466)	(31,445)
Proceeds from Disposition, net of expenses paid and cash disposed	4,265	1,979
Cash used in acquisitions, net of cash acquired	(148,531)	(294)
Dividends received from equity investments	68	—
Additions to contract acquisition costs	(75,669)	(35,596)

Net cash used in investing activities	(361,706)	(119,432)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings of long-term debt	39,757	5,334
Principal payments on long-term debt borrowings and capital lease obligations	(11,741)	(18,869)
Proceeds from exercise of stock options	543	2
Excess tax benefit from share-based payment arrangements	111	6
Repurchase of common stock	(46,228)	(328)
Subsidiary dividends paid to noncontrolling shareholders	(9,030)	(235)
Dividends paid on common stock	(55,088)	(55,208)

Net cash used in financing activities	(81,676)	(69,298)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(938)	(4,470)

Net increase (decrease) in cash and cash equivalents	(55,160)	229,936
Cash and cash equivalents at beginning of period	449,955	220,019

Cash and cash equivalents at end of period	$394,795	449,955

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TSYS Announces 2010 Earnings

Supplemental Information:

	Accounts on File at December 31,
					Percent
(in millions)	2010	%	2009	%	Change

Consumer	179.5	52.3%	187.8	54.5%	(4.4)%
Stored Value	55.3	16.1	42.0	12.2	31.6
Commercial	49.7	14.5	41.1	11.9	20.9
Government services	28.1	8.2	25.5	7.4	10.0
Retail	24.2	7.1	42.9	12.4	(43.5)
Debit	5.3	1.6	5.2	1.5	2.9
Healthcare	0.8	0.2	0.3	0.1	nm

	342.9	100.0%	344.8	100.0%	(0.5)%

	December 2009 to	December 2008 to
Growth in Accounts on File (in millions):	December 2010	December 2009
Beginning balance	344.8	352.5
Change in accounts on file due to:
Internal growth of existing clients	22.4	25.2
New clients	30.8	28.1
Purges/Sales	(39.3)	(34.1)
Deconversions	(15.8)	(26.9)

Ending balance	342.9	344.8

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TSYS Announces 2010 Earnings

Reconciliation of GAAP to Non-GAAP
Non-GAAP Measures
The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2010 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 2.3% as compared to a reported GAAP increase of 2.4%, and operating income decreased 9.9% versus a GAAP-reported decrease of 10.1%. The schedule below also provides a reconciliation of revenues and basic EPS excluding revenues from termination fees.
The non-GAAP financial measures of constant currency and revenues and basic EPS excluding revenues from termination fees, with respect to year to date revenues and basic EPS presented by TSYS, are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.
TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.
Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.
TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.
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TSYS Announces 2010 Earnings

Reconciliation of GAAP to Non-GAAP
Constant Currency Comparison
(unaudited)
(in thousands)

	Three Months Ended December 31,
			Percent
	2010	2009	Change

Consolidated
Constant currency (1)	$440,742	432,529	1.9%
Foreign currency (2)	(751)	—	(0.2)

Total revenues	$439,991	432,529	1.7%

Constant currency (1)	$70,661	93,908	(24.8)%
Foreign currency (2)	313	—	0.4

Operating income	$70,974	93,908	(24.4)%

	Twelve Months Ended December 31,
			Percent
	2010	2009	Change

Consolidated
Constant currency (1)	$1,716,576	1,677,483	2.3%
Foreign currency (2)	1,001	—	0.1

Total revenues	$1,717,577	1,677,483	2.4%

Constant currency (1)	$310,009	344,026	(9.9)%
Foreign currency (2)	(580)	—	(0.2)

Operating income	$309,429	344,026	(10.1)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.
Normalized Results — Revenue and BASIC EPS Excluding Termination Fees
(unaudited)
(in thousands except per share data)

	Three Months Ended December 31,
			Percent
	2010	2009	Change

Consolidated
Total Revenues	$439,991	432,529	1.7%
Less:
Termination Fees	—	17,328

Total revenues excluding termination fees	$439,991	415,201	6.0%

Income from continuing operations, net of tax, available to TSYS common shareholders	$47,255	60,643	(22.1)%
Less:
Termination Fees, net of tax	—	11,090

Income from continuing operations, net of tax, available to TSYS common shareholders, excluding termination fees	$47,255	49,553	(4.6)%

Average common shares and participating securities	194,266	197,191

BASIC EPS — Income from continuing operations, net of tax, available to TSYS common shareholders	$0.24	0.25	(3.2)%

Normalized Results — Revenue and Basic EPS Excluding Termination Fees
(unaudited)
(in thousands except per share data)

	Twelve Months Ended December 31,
			Percent
	2010	2009	Change

Consolidated
Total Revenues	$1,717,577	1,677,483	2.4
Less:
Termination Fees	32,677	41,622

Total revenues excluding termination fees	$1,684,900	1,635,861	3.0

Income from continuing operations, net of tax, available to TSYS common shareholders	$197,192	221,757	(11.1)%
Less:
Termination Fees, net of tax	20,989	27,054

Income from continuing operations, net of tax, available to TSYS common shareholders, excluding termination fees	$176,203	194,703	(9.5)%

Average common shares and participating securities	196,353	197,134

BASIC EPS — Income from continuing operations, net of tax, available to TSYS common shareholders	$0.90	0.99	(9.1)%

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